Commitments and Contingencies	12 Months Ended
Sep. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 15 — Commitments and Contingencies
Commitments
Leases
We lease various buildings and other facilities and vehicles, computer and office equipment under operating leases. Certain of our leases contain renewal and purchase options and also contain step-rent provisions. Our aggregate rental expense for such leases was $106.2 in Fiscal 2018, $99.5 in Fiscal 2017 and $102.0 in Fiscal 2016.
Minimum future payments under operating leases that have initial or remaining noncancelable terms in excess of one year are as follows:

	2019	2020	2021	2022	2023	After 2023
AmeriGas Propane	$72.1	$65.7	$58.0	$50.1	$45.8	$105.5
UGI Utilities	2.2	1.1	0.8	0.7	0.4	0.1
UGI International	11.3	8.8	6.2	5.0	4.6	5.8
Other	2.4	2.2	1.2	0.8	0.7	1.2
Total	$88.0	$77.8	$66.2	$56.6	$51.5	$112.6

UGI Standby Commitment to Purchase AmeriGas Partners Class B Common Units
On November 7, 2017, UGI entered into a Standby Equity Commitment Agreement (the “Commitment Agreement”) with AmeriGas Partners and AmeriGas Propane, Inc. Under the terms of the Commitment Agreement, UGI has committed to make up to $225 of capital contributions to the Partnership through July 1, 2019 (the “Commitment Period”). UGI’s capital contributions may be made from time to time during the Commitment Period upon request of the Partnership. There have been no capital contributions made to the Partnership under the Commitment Agreement.
In consideration for any capital contributions made pursuant to the Commitment Agreement, the Partnership will issue to UGI or a wholly owned subsidiary new Class B Common Units representing limited partner interests in the Partnership (“Class B Units”). The Class B Units will be issued at a price per unit equal to the 20-day volume-weighted average price of the Partnership’s common units (“Common Units”) prior to the date of the Partnership’s related capital call. The Class B Units will be entitled to cumulative quarterly distributions at a rate equal to the annualized Common Unit yield at the time of the applicable capital call, plus 130 basis points. The Partnership may choose to make the distributions in cash or in the form of additional Class B Units. While outstanding, the Class B Units will not be subject to any incentive distributions from the Partnership.
At any time after five years from the initial issuance of the Class B Units, holders may elect to convert all or any portion of the Class B Units they own into Common Units on a one-for-one basis, and at any time after six years from the initial issuance of the Class B Units, the Partnership may elect to convert all or any portion of the Class B Units into Common Units if (i) the closing trading price of the Common Units is greater than 110% of the applicable purchase price for the Class B Units and (ii) the Common Units are listed or admitted for trading on a National Securities Exchange. Upon certain events involving a change of control and immediately prior to a liquidation or winding up of the Partnership, the Class B Units will automatically convert into Common Units on a one-for-one basis.

Contingencies
Environmental Matters
UGI Utilities
From the late 1800s through the mid-1900s, UGI Utilities and its current and former subsidiaries owned and operated a number of MGPs prior to the general availability of natural gas. Some constituents of coal tars and other residues of the manufactured gas process are today considered hazardous substances under the Superfund Law and may be present on the sites of former MGPs. Between 1882 and 1953, UGI Utilities owned the stock of subsidiary gas companies in Pennsylvania and elsewhere and also operated the businesses of some gas companies under agreement. By the early 1950s, UGI Utilities divested all of its utility operations other than certain Pennsylvania operations, including those which now constitute UGI Gas and Electric Utility. Beginning in 2006 and 2008, UGI Utilities also owned and operated two acquired subsidiaries (CPG and PNG) with similar histories of owning, and in some cases operating, MGPs in Pennsylvania. CPG and PNG were merged into UGI Utilities effective October 1, 2018 (“Utilities Merger”).
Prior to the Utilities Merger, each of UGI Utilities and its subsidiaries, CPG and PNG, were subject to a consent order and agreement (“COA”) with the PADEP to address the remediation of specified former MGP sites in Pennsylvania. In accordance with the COAs, as amended to recognize the merger, UGI Utilities, as the successor to CPG and PNG, is required to either obtain a certain number of points per calendar year based on defined eligible environmental investigatory and/or remedial activities at the MGPs and in the case of one COA, an additional obligation to plug specific natural gas wells, or make expenditures for such activities in an amount equal to an annual environmental cost cap. The cost cap of the three COAs, in the aggregate, is $5.4. The three COAs are currently scheduled to terminate at the end of 2031, 2020 and 2020. At September 30, 2018 and 2017, our aggregate estimated accrued liabilities for environmental investigation and remediation costs related to the COAs totaled $51.0 and $54.3, respectively. UGI Utilities has recorded associated regulatory assets for these costs because recovery of these costs from customers is probable (see Note 8).
We do not expect the costs for investigation and remediation of hazardous substances at Pennsylvania MGP sites to be material to UGI Utilities’ results of operations because UGI Utilities receives ratemaking recovery of actual environmental investigation and remediation costs associated with the sites covered by the COAs. This ratemaking recognition reconciles the accumulated difference between historical costs and rate recoveries with an estimate of future costs associated with the sites.
From time to time, UGI Utilities is notified of sites outside Pennsylvania on which private parties allege MGPs were formerly owned or operated by UGI Utilities or owned or operated by a former subsidiary. Such parties generally investigate the extent of environmental contamination or perform environmental remediation. Management believes that under applicable law UGI Utilities should not be liable in those instances in which a former subsidiary owned or operated an MGP. There could be, however, significant future costs of an uncertain amount associated with environmental damage caused by MGPs outside Pennsylvania that UGI Utilities directly operated, or that were owned or operated by a former subsidiary of UGI Utilities if a court were to conclude that (1) the subsidiary’s separate corporate form should be disregarded, or (2) UGI Utilities should be considered to have been an operator because of its conduct with respect to its subsidiary’s MGP. At September 30, 2018 and 2017, neither the undiscounted nor the accrued liability for environmental investigation and cleanup costs for UGI Utilities’ MGP sites outside Pennsylvania was material.

AmeriGas Propane

AmeriGas OLP Saranac Lake. In 2008, the New York State Department of Environmental Conservation (“NYDEC”) notified AmeriGas OLP that the NYDEC had placed property purportedly owned by AmeriGas OLP in Saranac Lake, New York on the New York State Registry of Inactive Hazardous Waste Disposal Sites.  A site characterization study performed by the NYDEC disclosed contamination related to a former MGP.  AmeriGas OLP responded to the NYDEC in 2009 to dispute the contention it was a potentially responsible party (“PRP”) as it did not operate the MGP and appeared to only own a portion of the site.  In 2017, the NYDEC communicated to AmeriGas OLP that the NYDEC had previously issued three Records of Decision (“RODs”) related to remediation of the site totaling approximately $27.7 and requested additional information regarding AmeriGas OLP’s purported ownership. AmeriGas renewed its challenge to designation as a PRP and identified potential defenses.  The NYDEC subsequently identified a third party PRP with respect to the site.

The NYDEC commenced implementation of the remediation plan in the spring of 2018.  Based on our evaluation of the available information, the Partnership accrued an undiscounted environmental remediation liability of $7.5 related to the site during the third quarter of Fiscal 2017, which amount is included in “Operating and administrative expenses” on the Consolidated Statements of Income.  Our share of the actual remediation costs could be significantly more or less than the accrued amount.

Other Matters

Purported Class Action Lawsuits. Between May and October of 2014, purported class action lawsuits were filed in multiple jurisdictions against the Partnership/UGI Corporation and a competitor by certain of their direct and indirect customers.  The class action lawsuits allege, among other things, that the Partnership and its competitor colluded, beginning in 2008, to reduce the fill level of portable propane cylinders from 17 pounds to 15 pounds and combined to persuade their common customer, Walmart Stores, Inc., to accept that fill reduction, resulting in increased cylinder costs to retailers and end-user customers in violation of federal and certain state antitrust laws.  The claims seek treble damages, injunctive relief, attorneys’ fees and costs on behalf of the putative classes.

On October 16, 2014, the United States Judicial Panel on Multidistrict Litigation transferred all of these purported class action cases to the Western Division of the United States District Court for the Western District of Missouri (“District Court”).  As of June 2018, as the result of rulings on a series of procedural filings, including petitions filed with the Eighth Circuit and the U.S. Supreme Court, both the federal and state law claims of the direct customer plaintiffs and the state law claims of the indirect customer plaintiffs have been remanded to the District Court.  The decision of the District Court to dismiss the federal antitrust claims of the indirect customer plaintiffs was upheld by the Eighth Circuit.  Motions are pending before the District Court regarding the indirect purchasers’ state law claims.

We are unable to reasonably estimate the impact, if any, arising from such litigation. We believe we have strong defenses to the claims and intend to vigorously defend against them.

In addition to the matters described above, there are other pending claims and legal actions arising in the normal course of our businesses. Although we cannot predict the final results of these pending claims and legal actions, we believe, after consultation with counsel, that the final outcome of these matters will not have a material effect on our financial statements.